UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 1, 2012

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On June 1, 2012, NACCO Industries, Inc.'s (“NACCO”) wholly owned subsidiary, NMHG Holding, Co. (“NMHG”) and certain of its subsidiaries, entered into Amendment No. 2 (the "Amendment") to the second amended and restated credit agreement among NMHG, NACCO Materials Handling Group, Inc., NACCO Materials Handling Limited, NACCO Materials Handling B.V., N.M.H International B.V., N.M.H. Holding B.V., the Requisite Lenders (as defined in the second amended and restated credit agreement) and CitiCorp North America, Inc., as Administrative Agent for the Lenders and Issuing Banks. The Amendment, among other things, revised the credit agreement to include the subordination of the lien on intellectual property, as defined in the credit agreement; as a result, the obligations under the credit agreement are secured by a first lien on the cash and cash equivalents, accounts receivable and inventory of NMHG and certain of its subsidiaries as well as a second lien on the intellectual property of NMHG and certain of its subsidiaries.

Certain of the banks and financial institutions that are parties to the Amendment and their respective affiliates have provided, are currently providing and may continue to provide investment banking, commercial banking and other financial services to NACCO and its subsidiaries in the ordinary course of business for which they have received and will receive customary compensation. In the ordinary course of business, such banks and financial institutions and their respective affiliates may participate in loans and actively trade the equity securities of NACCO for their own account or for the accounts of customers and, accordingly, such banks and financial institutions and their respective affiliates may at any time hold long or short positions in such securities.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits.

As described in Item 1.01 of this Current Report on Form 8-K, the following Exhibit is filed as part of this Current Report on Form 8-K.

(d) Exhibits

10.1
Amendment No. 2 to the Second Amended and Restated Credit Agreement, dated as of June 1, 2012, by and among NMHG Holding Co., NACCO Materials Handling Group, Inc., NACCO Materials Handling Limited, NACCO Materials Handling B.V., N.M.H International B.V., N.M.H. Holding B.V., the Requisite Lenders party hereto and Citicorp North America, Inc., as Administrative Agent for the Lenders and Issuing Banks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 7, 2012		NACCO INDUSTRIES, INC.

		By:	/s/ Kenneth C. Schilling
Name: Kenneth C. Schilling
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amendment No. 2 to the Second Amended and Restated Credit Agreement, dated as of June 1, 2012, by and among NMHG Holding Co., NACCO Materials Handling Group, Inc., NACCO Materials Handling Limited, NACCO Materials Handling B.V., N.M.H International B.V., N.M.H. Holding B.V., the Requisite Lenders party hereto and Citicorp North America, Inc., as Administrative Agent for the Lenders and Issuing Banks.